                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



      WHEREAS, Pool Energy Services Co., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 for the Pool Company 401(k) Savings Plan to register an additional five hundred thousand (500,000) shares of common stock, no par value, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (the "Registration Statement");


      NOW, THEREFORE, the undersigned, in his capacity as a Director of the Company, does hereby appoint J. T. Jongebloed and E. J. Spillard, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a Director of the Company said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in the aforesaid capacity every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.


      IN WITNESS WHEREOF, The undersigned has executed this instrument on this 12th day of August, 1997.



                                           /s/ Gary D. Nicholson
                                           -----------------------------------
                                           Gary D. Nicholson

                               POWER OF ATTORNEY



      WHEREAS, Pool Energy Services Co., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 for the Pool Company 401(k) Savings Plan to register an additional five hundred thousand (500,000) shares of common stock, no par value, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (the "Registration Statement");


      NOW, THEREFORE, the undersigned, in his capacity as a Director of the Company, does hereby appoint J. T. Jongebloed and E. J. Spillard, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a Director of the Company said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in the aforesaid capacity every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.


      IN WITNESS WHEREOF, The undersigned has executed this instrument on this 13th day of August, 1997.



                                           /s/ W. C. McCord
                                           -----------------------------------
                                           W. C. McCord

                               POWER OF ATTORNEY



      WHEREAS, Pool Energy Services Co., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 for the Pool Company 401(k) Savings Plan to register an additional five hundred thousand (500,000) shares of common stock, no par value, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (the "Registration Statement");


      NOW, THEREFORE, the undersigned, in his capacity as a Director of the Company, does hereby appoint J. T. Jongebloed and E. J. Spillard, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a Director of the Company said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in the aforesaid capacity every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.


      IN WITNESS WHEREOF, The undersigned has executed this instrument on this 11th day of August, 1997.



                                           /s/ William H. Mobley
                                           -----------------------------------
                                           William H. Mobley

                               POWER OF ATTORNEY



      WHEREAS, Pool Energy Services Co., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 for the Pool Company 401(k) Savings Plan to register an additional five hundred thousand (500,000) shares of common stock, no par value, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (the "Registration Statement");


      NOW, THEREFORE, the undersigned, in his capacity as a Director of the Company, does hereby appoint J. T. Jongebloed and E. J. Spillard, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a Director of the Company said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in the aforesaid capacity every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.


      IN WITNESS WHEREOF, The undersigned has executed this instrument on this 11th day of August, 1997.



                                           /s/ Joseph R. Musolino
                                           -----------------------------------
                                           Joseph R. Musolino

                               POWER OF ATTORNEY



      WHEREAS, Pool Energy Services Co., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 for the Pool Company 401(k) Savings Plan to register an additional five hundred thousand (500,000) shares of common stock, no par value, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (the "Registration Statement");


      NOW, THEREFORE, the undersigned, in his capacity as a Director of the Company, does hereby appoint J. T. Jongebloed and E. J. Spillard, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a Director of the Company said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in the aforesaid capacity every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.


      IN WITNESS WHEREOF, The undersigned has executed this instrument on this 11th day of August, 1997.



                                           /s/ James L. Payne
                                           -----------------------------------
                                           James L. Payne

                               POWER OF ATTORNEY



      WHEREAS, Pool Energy Services Co., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 for the Pool Company 401(k) Savings Plan to register an additional five hundred thousand (500,000) shares of common stock, no par value, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (the "Registration Statement");


      NOW, THEREFORE, the undersigned, in his capacity as a Director of the Company, does hereby appoint J. T. Jongebloed and E. J. Spillard, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a Director of the Company said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in the aforesaid capacity every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.


      IN WITNESS WHEREOF, The undersigned has executed this instrument on this 11th day of August, 1997.



                                           /s/ Donald D. Sykora
                                           -----------------------------------
                                           Donald D. Sykora